                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                  LaBarge, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [LABARGE LOGO]





                                    NOTICE OF
                               2001 ANNUAL MEETING
                                NOVEMBER 14, 2001
                               AND PROXY STATEMENT

                                 [LABARGE LOGO]




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 14, 2001


TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 14, 2001, at 4:00 P.M., CST.

         At the Annual Meeting, Common Stockholders will be asked:

         1. To elect three Class C Directors and one Class B Director for a term ending in 2004 and 2003, respectively;

         2. To consider and act upon the ratification of the selection of KPMG LLP as independent accountants for fiscal 2002;

         3. To transact such other business as may properly come before the meeting.

         Only stockholders whose names appear of record at the Company's close of business on September 19, 2001 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

WE ENCOURAGE YOU TO VOTE VIA INTERNET OR TELEPHONE, OR YOU MAY MAIL YOUR PROXY.

         If you receive more than one proxy card because you own shares registered in different names or at different addresses, please vote each proxy as soon as possible by following the instructions on the separate instruction sheet regarding voting by Internet, telephone or mail.



                                        By Order of the Board of Directors,

                                        /s/ Donald H. Nonnenkamp

                                        Donald H. Nonnenkamp
                                        Vice President, Chief Financial Officer
                                        and Secretary


September 21, 2001




ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE VOTE YOUR PROXY. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY VOTING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                  LABARGE, INC.
                               9900A CLAYTON ROAD
                            ST. LOUIS, MISSOURI 63124


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 14, 2001


         This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about October 4, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 14, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

         Holders of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at its close of business on September 19, 2001 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 14,986,003 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting.

         A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent accountants requires the affirmative vote of stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

         Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controlled approximately 35.2% of the Common Stock outstanding on the Record Date.

         Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, an abstention or broker non-vote will have no effect on the outcome of the election of directors.

         All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR the ratification of the recommended independent accountants, and, at the discretion of the named proxies, on any other matters that may properly come before the Annual Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy,
(ii) duly executing a subsequently dated proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

         The proxies are solicited by the Board of Directors of the Company. In addition to the use of the Internet, telephone and mail, proxies may be solicited personally or by facsimile transmission by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

         A copy of the Company's Annual Report for the fiscal year ended July 1, 2001 is being mailed to each stockholder along with this Proxy Statement.



                       THE DATE OF THIS PROXY STATEMENT IS
                              SEPTEMBER 21, 2001.





                       PROPOSAL 1: ELECTION OF DIRECTORS


         The Board of Directors of the Company is divided into three classes designated Class A, Class B and Class C. Each Director is elected for a three-year term and the term of each Class expires in a different year.

         The Board of Directors has nominated for election as Class C Directors:
Messrs. Robert H. Chapman, Richard P. Conerly and Pierre L. LaBarge, Jr.; and as Class B Director: Mr. Robert G. Clark. Each of the nominees is currently serving as a Director of the Company and each has consented to continue to serve as a Director if elected. Unless proxy cards are marked to withhold authority to vote for any of the Director nominees, the proxies intend to vote all properly executed proxies FOR election of each of the Director nominees.

         The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual
Meeting:


                                                            TERM
                                                         EXPIRATION            DIRECTOR    POSITIONS WITH THE
                                                            DATE       AGE      SINCE           COMPANY
--------------------------------------------             -----------  ------  ---------    ---------------------------
NOMINEES FOR CLASS C DIRECTORS
     ROBERT H. CHAPMAN                                      2004       56       1998       DIRECTOR
     RICHARD P.  CONERLY                                    2004       77       1975       DIRECTOR
     PIERRE L. LABARGE, JR.                                 2004       76       1967       CHAIRMAN EMERITUS AND
                                                                                           DIRECTOR

NOMINEES FOR ELECTION AS CLASS B DIRECTORS
     ROBERT G. CLARK                                        2003       42       2001       DIRECTOR
Continuing Class B Directors
     John G. Helmkamp, Jr.                                  2003       54       1998       Director
     Lawrence J. LeGrand                                    2003       50       1998       Director

Continuing Class A Directors
     Craig E. LaBarge                                       2002       50       1981       Chief Executive Officer,
                                                                                           President and Director
     James P. Shanahan, Jr.                                 2002       40       1987       Director
     Jack E. Thomas, Jr.                                    2002       49       1997       Director




                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                   FOR ELECTION OF ITS NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR

         The following table sets forth certain information, as of September 19, 2001, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting, and nominees for directors of the
Company:


     NAME                                      AGE          POSITION(S)
     ----                                      ---          -----------
     Pierre L. LaBarge, Jr.....................76           Chairman Emeritus and Director
     Craig E. LaBarge..........................50           Chief Executive Officer, President and Director
      Randy L. Buschling.......................41           Senior Vice President
     Harvey Baker..............................50           Vice President - Operations
     Thomas N. Hilleary........................51           Vice President
     Thomas L. Hubbard.........................48           Vice President
     Donald H. Nonnenkamp......................49           Vice President, Chief Financial Officer & Secretary
     John R. Parmley...........................47           Vice President - Sales & Marketing
     Robert H. Chapman.........................56           Director
     Robert G. Clark...........................42           Director
     Richard P. Conerly........................77           Director
     John G. Helmkamp, Jr......................54           Director
     Lawrence J. LeGrand.......................50           Director
     James P. Shanahan, Jr.....................40           Director
     Jack E. Thomas, Jr........................49           Director

         Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor company. Mr. LaBarge retired from day-to-day business operations in 1995. He has been a Director since 1967.

         Craig E. LaBarge is the son of Pierre L. LaBarge, Jr. and has been a Director since 1981. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President--Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to 1986), Vice President of the Company (1981 to
1986) and President and Chief Operating Officer of the Company (1986 to 1991). Mr. LaBarge is also a director and member of the Audit Committee of both TALX Corporation and Young Innovations, Inc.

         Mr. Buschling joined the Company in 1998. He is currently Senior Vice President of the Manufacturing Services Group of the Company. He was Vice President--Aerospace and Defense Business Unit from 1998 to 1999. Prior to joining the Company, he was General Manager of Watlow Electric Manufacturing Company's Systems Division for more than five years.

         Mr. Baker joined the Company in 1996. He is currently Vice President--Operations for the Manufacturing Services Group of the Company. Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

         Mr. Hilleary joined the Company in 1998 with the acquisition of Open Cellular Systems, Inc. He is Vice President of LaBarge, Inc. and oversees the Company's Network Technologies Group. Prior to joining the Company, he was President of Open Cellular Systems, Inc. from 1997 to 1998, and Vice President--Engineering of Distribution Control Systems, Inc. from 1992 to 1997.

         Mr. Hubbard joined the Company in 1980. He is Vice President of LaBarge, Inc. and works with the Company's Network Technologies Group. He was Vice President--Telecommunications Business Unit from 1996 to 1999. Prior to that time, he was Sales Manager for the Company's Joplin, Missouri facility for more than five years.

         Mr. Nonnenkamp joined the Company in 1999. He is currently Vice President, Chief Financial Officer and Secretary of the Company. Previously, he served as Vice President and Treasurer for Esco Electronics Corporation from 1993 to 1999. Prior to joining Esco, Mr. Nonnenkamp served as Vice President and Chief Financial Officer for Clark Oil and Refining Corporation.

         Mr. Parmley became Vice President--Sales and Marketing for the Manufacturing Services Group in 1999. He was Account Manager--Aerospace and Defense Business Unit from 1997 to 1999. Previously, Mr. Parmley was employed by Eagle-Picher Industries, Inc., where he served in various sales and management positions from 1991 to 1997.

         Mr. Chapman became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. Since 1975, he has served as Chairman of the Board and Chief Executive Officer of Barry-Wehmiller Companies, Inc., a leading provider of packaging automation equipment, and serves as Director on the Board of Midwest Bank Centre, Inc.

         Mr. Clark became a Director in May 2001 and serves as a member of the Human Resources Committee of the Board of Directors. Since 1984, he has served as Chairman of the Board and Chief Executive Officer of Clayco Construction Company, a national firm doing business across the United States and Canada.

         Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. from 1987 to 1994; President of Pott Industries Inc., a marine services company, from 1969 to 1987; and Vice Chairman of Coal Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985. He is also a director of Young Innovations, Inc.

         Mr. Helmkamp became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. He retired from the positions of Chairman of the Board and Chief Executive Officer of Illinois State Bank and Trust in 1996, where he served in those capacities for more than five years. Mr. Helmkamp also serves on the Board of Directors of the United Way of Greater St. Louis.

         Mr. LeGrand became a Director in 1998 and serves as a member of the Human Resources Committee of the Board of Directors. He has been Executive Vice President of Plancorp, Inc. since April 2001. He most recently served as Executive Vice President of LMI Aerospace from April 1998 to March 2001. Prior to that time, Mr. LeGrand was a partner of KPMG Peat Marwick LLP for more than 20 years.

         Mr. Shanahan became a Director in 1987 and serves as a member of the Human Resources Committee of the Board of Directors. He has been Executive Vice President, General Counsel and Director of Pacholder Associates, Inc., an investment advisory firm, since 1986 and is on the Board of Directors of Harvard Industries.

         Mr. Thomas became a Director in 1997 and serves as a member of the Human Resources Committee of the Board of Directors. Since 1982, he has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc., a world leader in the design and manufacture of coin mechanisms, bill validators, control systems, and vending machines. Mr. Thomas serves on the Board of Directors of Firstar Bank, is Chairman of Royal Vendors, Inc. and serves on the Advisory Board of ALTO U.S., Inc.

         The Board of Directors of the Company held four meetings in fiscal 2001. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 2001. This Committee is governed by a Charter, a copy of which is attached hereto as Exhibit A, that specifies its responsibilities, the accountability of the outside auditors to the Board of Directors and the Audit Committee, and the Audit Committee's responsibility to ensure independence of the outside auditors. The Audit Committee reviews the adequacy of its Charter annually. The Company also has a standing Human Resources Committee of its Board of Directors, which held two meetings in fiscal 2001. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee that performs similar functions. Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 2001.

DIRECTORS' FEES

         Members of the Board of Directors who are not employees of the Company receive $1,500 for each Board meeting attended, $750 for each committee meeting attended and $500 for attendance at the Company's Annual Meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executives who served in such capacities as of July 1, 2001, for the fiscal years indicated.


                                                         ANNUAL                  LONG-TERM
                                                    COMPENSATION (1)           COMPENSATION
                                                  ---------------------      AWARDS      PAYOUTS
                                                                            ---------------------
             NAME AND                 FISCAL        ($)          ($)          (#)     ($) LTIP(2)   ($) ALL OTHER
        PRINCIPAL POSITION             YEAR       SALARY       BONUS(2)     OPTIONS    PAYOUTS(6)   COMPENSATION (7)
        ------------------            ------      ------       --------     -------   -----------   ----------------
Craig E. LaBarge                        2001       372,245       291,300     135,294      72,300          50,722
   Chief Executive Officer              2000       352,508       184,000     294,118      75,000          47,066
     and President                      1999       325,000             0      25,000           0          44,753

Randy L. Buschling (3)                  2001       221,128       134,000      63,636           0          26,160
   Senior Vice President                2000       238,577        91,000      68,632           0          25,536
                                        1999       120,580             0           0           0          13,401

Donald H. Nonnenkamp (4)                2001       210,750        80,000      36,364           0          34,916
   Vice President, Chief Financial      2000       146,923        64,000      59,221           0          15,008
    Officer and Secretary

Harvey Baker                            2001       181,217        97,250      31,818           0          42,190
   Vice President                       2000       172,000        74,000      34,309           0          41,716
                                        1999       167,299             0      12,000           0          41,688

John R. Parmley (5)                     2001       156,481       103,518      31,818           0           9,972
   Vice President                       2000       121,500        87,000      34,309           0           7,272


(1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

(2) Bonus amounts and Long-Term Incentive Plan (LTIP) payouts are earned in the fiscal year shown and paid in the subsequent fiscal year.

(3)      Mr. Buschling became an officer of the Company on September 21, 1998.

(4)      Mr. Nonnenkamp became an officer of the Company on November 8, 1999.

(5)      Mr. Parmley became an officer of the Company on July 1, 1999.

(6) Under the terms of the Company's LTIP, awards to the Chief Executive Officer are paid 50% in cash and 50% in non-qualified stock options. Payouts to all other participants are in non-qualified stock options.

(7) Includes the following by individual for the fiscal year ended July 1, 2001:


                                              SPLIT $ LIFE           COMPANY MATCH ON                USE OF
                 NAME                        PREMIUM ($) (A)       401(K) DEFERRALS ($)             AUTO ($)
                 ----                        ---------------       --------------------             --------
Craig E. LaBarge                                  39,627                        0                    11,095

Randy L. Buschling                                13,954                    3,138                     9,068

Donald  H. Nonnenkamp                             16,744                    3,753                    14,419

Harvey Baker                                      31,900                    3,040                     7,250

John R. Parmley                                        0                    2,903                     7,069


(a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth all stock options granted to the named executives during the fiscal year ended July 1, 2001.


                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES OF
                                   INDIVIDUAL GRANTS                                       STOCK PRICE APPRECIATION
                                                                                               FOR OPTION TERM
                                                                                          --------------------------
                               NUMBER OF
                               SECURITIES     % OF TOTAL
                               UNDERLYING      OPTIONS
                                OPTIONS       GRANTED TO      EXERCISE OR
                                GRANTED      EMPLOYEES IN     BASE PRICE    EXPIRATION
            NAME                (#) (A)       FISCAL YEAR       ($/SH)       DATE (A)       5% ($)        10% ($)
            ----               ----------    ------------     -----------   ----------      ------        -------
Craig E. LaBarge                110,294           28.3            2.50        8/23/10       173,408       439,451
                                 25,000 (b)        6.4            4.38        8/23/05        30,253        66,851

Randy L. Buschling               63,636           16.4            2.50        8/23/10       100,051       253,548

Donald H. Nonnenkamp             36,364            9.4            2.50        8/23/10        57,173       144,887

Harvey Baker                     31,818            8.2            2.50        8/23/10        50,025       126,774

John R. Parmley                  31,818            8.2            2.50        8/23/10        50,025       126,774

(a) The options granted in fiscal 2001 vest in five equal installments, on each of the first five anniversaries of the date of the grant or immediately after a change in control.

(b) Options awarded under this grant to Mr. LaBarge will become exercisable on August 23, 2002.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth all stock options exercised by the named executives during the fiscal year ended July 1, 2001 and the number and value of unexercised options held by such executives at fiscal year-end.

                                                                NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                            SHARES                             UNDERLYING UNEXERCISED           "IN THE MONEY" OPTIONS
                           ACQUIRED                         OPTIONS AT FISCAL YEAR END (#)     AT FISCAL YEAR END ($) (A)
                             ON              VALUE          -------------------------------    -----------------------------
    NAME                 EXERCISE (#)    REALIZED ($)(b)    EXERCISABLE       UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
    ----                 ------------    ---------------    -----------       -------------    -----------     -------------
Craig E. LaBarge                0               0            116,112            370,588          35,294         207,353

Randy L. Buschling              0               0             13,726            118,542           8,236          71,125

Donald H. Nonnenkamp            0               0              7,844             87,741           4,706          52,645

Harvey Baker                    0               0             43,361             59,266           4,117          35,536

John R. Parmley                 0               0              6,861             59,266           4,117          35,560


(a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at July 1, 2001 was $3.10.

(b) Value realized is the difference between the market value of a share on the exercise date and the exercise price per share times the number of shares exercised.

                            HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of four outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

         [ ] Review and recommend to the Board the annual salary, incentive compensation, including performance awards under the 1999 Non-Qualified Stock Option Plan, and other benefits of the chief executive officer and other members of executive management.

         The Company's compensation practices are designed to achieve certain fundamental objectives, including:

         [ ]      To attract and retain talented key executives;

         [ ]      To set competitive compensation levels;

         [ ] To provide incentives which focus performance on the achievement of Company objectives;

         [ ] To align executive compensation, including the award of stock options, with the interest of the stockholders.

         To assist the Committee, the Company has, for more than 10 years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

         Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

         Each year, the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, debt reduction, customer development, the accomplishment of specific important objectives and many subjective factors. All of these factors were considered in determining the salaries and bonuses for 2001. These factors are also considered in establishing the compensation of the Chief Executive Officer.

                           Committee members:    Jack E. Thomas, Jr., Chairman
                                                 Robert G. Clark
                                                 Lawrence J. LeGrand
                                                 James P. Shanahan, Jr.

                          REPORT OF THE AUDIT COMMITTEE



         The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

         In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees and has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's 2001 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended July 1, 2001 for filing with the Securities and Exchange Commission.

         In addition, the Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the American Stock Exchange.

                        Committee members:      Richard P. Conerly, Chairman
                                                Robert H. Chapman
                                                John G. Helmkamp, Jr.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is information as of September 19, 2001, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and beneficial ownership of Common Stock by each Director and nominee for Director of the Company, each Executive Officer of the Company named in the compensation table and all Executive Officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).


 NAME AND ADDRESS OF                           SHARES                                               PERCENT
BENEFICIAL OWNERS (1)                     BENEFICIALLY OWNED                                        OF CLASS
---------------------                     ------------------                                        --------
Harvey Baker                                     46,803       (2)                                      *

Randy L. Buschling                               40,179       (2)                                      *

Robert H. Chapman                                 2,600                                                *

Robert G. Clark                                   6,700                                                *

Richard P. Conerly                               51,704                                                *

John G. Helmkamp, Jr.                           599,577       (3)  (4)                                4.1%

Craig E. LaBarge                              2,093,608       (2) (8) (9) (10) (11) (12)             14.0%

Pierre L. LaBarge, Jr.                        2,048,425       (5) (6) (7)                            13.7%

Lawrence J. LeGrand                             250,000       (13)                                     *

Donald H. Nonnenkamp                          1,063,649       (2) (8) (14)                            7.1%

John R. Parmley                                 27,161        (2) (15)                                 *

James P. Shanahan, Jr.                           84,000                                                *

Jack E. Thomas, Jr.                               2,000                                                *

All executive officers and
directors as a group (13 persons)             5,268,903                                              35.2%


* Less than 1%.

(1) The address of each executive officer and Director is c/o LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

(2) Includes options exercisable within 60 days for the following number of shares under the 1993 and 1995 Incentive Stock Option Plans and the 1999 Non-Qualified Stock Option Plan: Harvey Baker - 44,085; Randy L. Buschling - 40,179; Craig E. LaBarge - 196,994; Donald H. Nonnenkamp -15,146; John R. Parmley - 20,085. All executive officers and directors as a group - 316,489 shares.

(3) Included 426,600 shares owned in Mr. Helmkamp's individual capacity, and 6,666 shares held in Mr. Helmkamp's Living Trust.

(4) Includes 2,500 shares held by Mr. Helmkamp's spouse in her name, 5,911 shares in her IRA and 35,000 shares held in a trust, of which she acts as trustee. Also includes 57,900 shares held in three trusts for the benefit of Mr. Helmkamp's children and 65,000 shares held in a charitable remainder trust; Mr. Helmkamp is trustee of the aforesaid trusts. Mr. Helmkamp disclaims beneficial ownership of all of these shares.

(5) Includes 1,021,400 shares owned in Pierre L. LaBarge, Jr.'s individual capacity.

(6) Includes 1,017,025 shares held in Pierre L. LaBarge, Jr.'s revocable living trust.

(7) Includes 10,000 shares held by Pierre L. LaBarge, Jr.'s spouse. Mr. LaBarge disclaims beneficial ownership of these shares.

(8) Includes 1,047,503 shares held in the Benefit Plan as to which the two members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 237,700 shares which are held in accounts of executive officers of the Company and an aggregate of 809,803 shares which are held in accounts of other employees of the Company.

(9) Includes 25,088 shares held by four trusts for the benefit of three nephews and one niece, of which trusts Craig E. LaBarge is a co-trustee and in which shares Mr. LaBarge disclaims beneficial ownership.

(10) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 5,142 shares as custodian for their two minor children. Mr. LaBarge disclaims beneficial ownership of these shares.

(11)     Includes 18,172 shares held by a trust for two minor children of Craig
         E. LaBarge. Mr. LaBarge is a co-trustee and disclaims beneficial ownership.

(12) Includes 673,411 shares owned in Craig E. LaBarge's individual capacity, 2,750 shares owned jointly with his spouse and 20,000 shares held in his IRA.

(13) Represents 250,000 shares held in a grantor trust, of which trust Mr. LeGrand is trustee.

(14)     Includes 1,000 shares owned in Mr. Nonnenkamp's individual capacity.

(15)     Includes 7,076 shares owned in Mr. Parmley's individual capacity.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 2001.

PERFORMANCE GRAPHS

         Five-Year Total Return. The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a peer group.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG LABARGE, INC., THE AMEX MARKET VALUE INDEX
                                AND A PEER GROUP


                                    [CHART]

                                             Cumulative Total Return
                         6/96        6/97        6/98        6/99        6/00        6/01
LABARGE, INC.           100.00       66.67       35.37       22.45       22.45       33.74
AMEX MARKET VALUE       100.00      107.33      134.64      151.76      178.74      177.21
PEER GROUP              100.00      159.76      121.28      109.52      166.44      116.45


* $100 INVESTED ON 6/30/96 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.  FISCAL YEAR ENDING JUNE 30.



The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Cubic Corporation, EDO Corporation, Miltope Group, Inc., Esterline Technologies Corporation and Sparton Corporation. Four companies previously included in the peer group are no longer public companies and have been replaced by ACT Manufacturing, Inc., Alpha Technologies Group, and Parlex Corporation. Companies removed were Aydin Corporation, GRC International, Inc., Tech Sym Corp., and Whittaker Corporation.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS


         KPMG LLP ("KPMG") has been appointed as independent accountants for the Company for the fiscal year ending June 30, 2002 by the Board of Directors with the approval of the Audit Committee. KPMG has been the Company's independent accountants since 1980. Although the appointment of independent accountants does not require the approval of Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

         Audit Fees. The aggregate fees billed by KPMG in connection with the audit of the Company's consolidated financial statements for the fiscal year ended July 1, 2001, the review of quarterly financial statements included in the Company's Forms 10-Q and audits of employee benefit plans were approximately $170,000.

         Financial Information Systems Design and Implementation Fees. KPMG did not provide any financial information systems design and implementation services to the Company during the fiscal year ended July 1, 2001.

         All Other Fees. The aggregate fees billed by KPMG for professional services (primarily tax services), other than services related to the audit of the annual financial statements or the review of the quarterly financial statements, rendered during the year ended July 1, 2001 were $85,000.

           The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
            RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT
                          ACCOUNTANTS FOR FISCAL 2002.




STOCKHOLDER PROPOSALS


         Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in November 2002, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 17, 2002.


                                      By Order of the Board of Directors,

                                      /s/Donald H. Nonnenkamp

                                      DONALD H. NONNENKAMP
                                      Vice President, Chief Financial Officer
                                      and Secretary


St. Louis, Missouri
September 21, 2001

                             THANK YOU FOR YOUR VOTE

    IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, DETACH PROXY CARD AND
                            MAIL IN ENVELOPE PROVIDED


                            (DETACH PROXY FORM HERE)



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                    NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                    DATE:
                                          ------------------


                                    -------------------------------------------
                                    SIGNATURE(S)

                                    -------------------------------------------
                                    SIGNATURE(S)

                                 [LABARGE LOGO]



                                  LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 14, 2001

         The undersigned hereby appoints Craig E. LaBarge and Donald H. Nonnenkamp, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of LaBarge, Inc. to be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 14, 2001, at 4:00 P.M. St. Louis time, and at any adjournments thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournments thereof.


                          YOUR VOTE IS IMPORTANT TO US.

              WE ENCOURAGE VOTING ON THE INTERNET OR BY TELEPHONE. (PLEASE REFER TO THE ACCOMPANYING VOTING INSTRUCTION SHEET.)


                            (DETACH PROXY FORM HERE)

The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows:

1. Election of Directors:      Class C-   01 - Robert H. Chapman         Class B- 04 - Robert G. Clark
                                          02 - Richard P. Conerly
                                          03 - Pierre L. LaBarge, Jr.

   [ ]  FOR all nominees listed    [ ] FOR all nominees EXCEPT for             [ ]  WITHHOLD AUTHORITY to vote
                                       nominees written in space below              for all nominees


                                   ------------------------------------



2. Proposal to ratify the selection of KPMG LLP as Independent Accountants for the fiscal year ending June 30, 2002.

   [ ] FOR KPMG LLP as                 [ ]  AGAINST KPMG LLP for                [ ] ABSTAIN
       Independent Accountants              Independent Accountants



                               (SEE REVERSE SIDE)